UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2007

MKS Instruments, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

90 Industrial Way, Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-284-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2007, the Registrant's Compensation Committee approved the Registrant's 2007 Management Incentive Bonus Plan (the "Bonus Plan"). The Bonus Plan provides that the executive officers of MKS are eligible to receive a cash bonus, calculated based on a specified percentage of their respective 2007 base salary (equal to 100% for Leo Berlinghieri and ranging from 45% to 60% for other executives), upon achievement of identified MKS internal pro forma pre-tax earnings per share for the year ending December 31, 2007, and, in some instances, also partly upon individualized financial objectives. A copy of the Bonus Plan is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 2007 Management Incentive Bonus Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

February 23, 2007	By:	Ronald C. Weigner

Name: Ronald C. Weigner
Title: VP & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	2007 Management Incentive Bonus Plan (Confidential treatment requested as to certain portions, which portions have been ommitted and filed separately with the Securities and Exchange Commission.)